Exhibit 10.1

OPTION SURRENDER AGREEMENT

WHEREAS, TransDigm Group Incorporated (“Company”) has granted to Raymond Laubenthal (“Optionee”) 107,500 options (the “Options”) pursuant to a Stock Option Grant Notice and Stock Option Agreement dated November 19, 2012 pursuant to Company’s 2006 Stock Incentive Plan, as amended;

WHEREAS, none of the Options have vested;

WHEREAS, Optionee has agreed to surrender 64,500 Options, including any dividend equivalent rights associated therewith;

NOW, THEREFORE, the undersigned agree as follows:

64,500 Options granted under the Option Agreement shall be deemed surrendered by Optionee, terminated and void for all purposes. The remaining options will be eligible to vest ratably over the vesting period in accordance with the terms of the Option Agreement.

IN WITNESS WHEREOF, this Amendment is effective as of the 1st day of January, 2015.

TRANSDIGM GROUP INCORPORATED

By	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: Chairman and Chief Executive Officer

/s/ Raymond Laubenthal
RAYMOND LAUBENTHAL